Exhibit 99.1

INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION OF

SIGNIFICANT EQUITY METHOD INVESTEE

CAESARS GROWTH PARTNERS, LLC

Page
Explanatory Note	1
Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2016	3
Pro Forma Consolidated Condensed Statements of Operations for the six months ended June 30, 2016, for the years ended December 31, 2015 and 2014, and the period from October 22, 2013 through December 31, 2013	4
Notes to Pro Forma Consolidated Condensed Financial Statements	8

EXPLANATORY NOTE

Caesars Growth Partners, LLC (“CGP”), a Delaware limited liability company was formed as a joint venture between Caesars Acquisition Company (the “Company”), a Delaware corporation, and certain subsidiaries of Caesars Entertainment Corporation, a publicly held diversified casino entertainment and hospitality services provider. The Company’s primary asset is its membership interest in CGP, which is regarded as a significant equity method investment of the Company following a series of transactions including, among other things, the Company’s purchase of all of the voting membership units of CGP on October 21, 2013 (the “Formation Transactions”) which are more fully described in Note 1 of CGP’s Notes to Pro Forma Consolidated Condensed Financial Statements.

On September 23, 2016, Caesars Interactive Entertainment, Inc. (“CIE”), a Delaware corporation, an indirect subsidiary of CGP, completed the previously announced sale of CIE’s social and mobile games business (the “SMG Business”), pursuant to the Stock Purchase Agreement by and among CIE, Alpha Frontier Limited (the “Purchaser”), a Cayman Islands exempted company and, solely for certain limited purposes described therein, CGP and CIE Growth, LLC, a Delaware limited liability company, dated as of July 30, 2016 (the “Sale”).

CAC does not consolidate CGP into its financial statements. Instead, CAC accounts for its investment in CGP using the Hypothetical Liquidation at Book Value (“HLBV”) form of the equity method of accounting. Under the HLBV form of equity method accounting, we record our interest in the CGP entity based upon our contractual claim on CGP’s accounting balance sheet pursuant to the mandatory liquidation provisions of the CGP Operating Agreement. Under this approach, our income or loss that we recognize in any period will represent the increase or decrease in our claim on CGP’s balance sheet assuming a hypothetical liquidation at the end of that reporting period when compared with our claim on CGP’s balance sheet assuming a hypothetical liquidation at the beginning of that reporting period, after removing any contributions or distributions. CAC’s earnings from CGP for the periods presented herein were equal to our preferred return of 10.5% of capital invested by CGP.

Based upon the fact that CAC does not consolidate CGP and that CAC has recorded income on its equity method investment based upon a minimum guaranteed return, we believe that there would be no appropriate adjustments to the historical financial statements of CAC to reflect the completion of the Sale on a pro forma basis. However, given the significance of CGP to the investors of CAC, we have provided pro forma financial statements of CGP herein.

The following unaudited pro forma financial information includes the consolidated condensed balance sheet for CGP as of June 30, 2016 and the consolidated condensed statements of operations of CGP for the six months ended June 30, 2016, for the years ended December 31, 2015 and 2014, and for the period from October 22, 2013 through December 31, 2013. The unaudited pro forma consolidated condensed balance sheet illustrates the financial position of CGP as if the Sale had occurred on the balance sheet date. The unaudited pro forma consolidated condensed statements of operations illustrate the results of operations of CGP as if the Sale had occurred on October 22, 2013 and were carried forward through each of the aforementioned periods presented.

The unaudited pro forma consolidated condensed financial information is presented for illustrative purposes only and is not intended to represent or be indicative of CGP’s results of operations or financial position that would have been reported had the Sale been completed as of the dates presented, and should not be taken as a representation of CGP’s future results of operations or financial condition. The pro forma adjustments were prepared as of September 23, 2016 based on information available at the time of preparation and reflect certain assumptions that CGP believes are reasonable under the circumstances. Accordingly, the pro forma adjustments are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates. The following unaudited pro forma consolidated condensed financial information should be read in conjunction with CGP’s historical audited consolidated financial statements and the accompanying notes thereto, which are included as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2015 pursuant to Rule 3-09 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

CAESARS GROWTH PARTNERS, LLC

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

JUNE 30, 2016

(UNAUDITED)

(In millions)

	Historical CGP	Pro Forma Adjustments (Note 2)	Pro Forma CGP
Assets
Current assets
Cash and cash equivalents	$1,029.2	$124.5	$1,153.7
Restricted cash	3.7	3,047.6	3,051.3
Receivables, net of allowance for doubtful accounts of $5.9	125.6	(69.7)	55.9
Prepayments and other current assets	33.2	(5.9)	27.3

Total current assets	1,191.7	3,096.5	4,288.2
Investment in Caesars Enterprise Services, LLC	26.9	—	26.9
Land, property and equipment, net	2,531.0	(18.4)	2,512.6
Goodwill	302.5	(88.4)	214.1
Intangible assets other than goodwill, net	242.7	(34.7)	208.0
Restricted cash	5.5	—	5.5
Deferred tax assets	29.1	(29.1)	—
Prepaid management fees to related parties	200.2	—	200.2
Deferred charges and other	48.4	20.8	69.2

Total assets	$4,578.0	$2,946.7	$7,524.7

Liabilities and Equity
Current liabilities
Accounts payable	$42.3	$(12.9)	$29.4
Payables to related parties	44.1	(6.9)	37.2
Accrued expenses and other current liabilities	179.3	250.7	430.0
Accrued interest payable	36.3	—	36.3
Foreign tax payable	7.4	(7.4)	—
Current portion of long-term debt	22.6	—	22.6

Total current liabilities	332.0	223.5	555.5
Long-term debt	2,261.6	—	2,261.6
Deferred tax liabilities	2.3	(2.3)	—
Deferred credits and other	217.2	(124.9)	92.3

Total liabilities	2,813.1	96.3	2,909.4

Commitments and contingencies
Redeemable non-controlling interests	0.7	—	0.7
Equity
Additional paid-in capital	1,253.5	(877.4)	376.1
Retained earnings	468.7	3,761.9	4,230.6

Total equity attributable to Caesars Growth Partners, LLC	1,722.2	2,884.5	4,606.7
Non-controlling interests	42.0	(34.1)	7.9

Total equity	1,764.2	2,850.4	4,614.6

Total liabilities and equity	$4,578.0	$2,946.7	$7,524.7

CAESARS GROWTH PARTNERS, LLC

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2016

(UNAUDITED)

(In millions)

	Historical CGP	Pro Forma Adjustments (Note 2)	Pro Forma CGP
Revenues
Interactive Entertainment
Social and mobile games	$455.6	$(455.6)	$—
WSOP and online real money gaming	21.6	—	21.6

	477.2	(455.6)	21.6

Casino Properties and Developments
Casino	516.8	—	516.8
Food and beverage	140.4	—	140.4
Rooms	184.2	—	184.2
Other	99.2	—	99.2
Less: casino promotional allowances	(100.6)	—	(100.6)

	840.0	—	840.0

Net revenues	1,317.2	(455.6)	861.6

Operating expenses
Interactive Entertainment - Direct
Platform fees	132.5	(132.5)	—
Casino Properties and Developments - Direct
Casino	276.8	—	276.8
Food and beverage	62.2	—	62.2
Rooms	46.3	—	46.3
Property, general, administrative and other	470.4	(209.1)	261.3
Write-downs, reserves and project opening costs, net of recoveries	1.8	—	1.8
Management fees to related parties	24.7	—	24.7
Depreciation and amortization	96.3	(14.2)	82.1

Total operating expenses	1,111.0	(355.8)	755.2

Income from operations	206.2	(99.8)	106.4
Interest expense, net of interest capitalized	(100.1)	—	(100.1)
Other expense, net	(1.0)	1.0	—

Income before (provision for)/benefit from income taxes	105.1	(98.8)	6.3
(Provision for)/benefit from income taxes	(43.9)	60.9	17.0

Net income	61.2	(37.9)	23.3
Less: net income attributable to non-controlling interests	(6.8)	4.5	(2.3)

Net income attributable to Caesars Growth Partners, LLC	$54.4	$(33.4)	$21.0

CAESARS GROWTH PARTNERS, LLC

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)

(In millions)

	Historical CGP	Pro Forma Adjustments (Note 2)	Pro Forma CGP
Revenues
Interactive Entertainment
Social and mobile games	$725.3	$(725.3)	$—
WSOP and online real money gaming	41.2	—	41.2

	766.5	(725.3)	41.2

Casino Properties and Developments
Casino	1,009.6	—	1,009.6
Food and beverage	275.0	—	275.0
Rooms	323.2	—	323.2
Other	162.9	—	162.9
Less: casino promotional allowances	(191.7)	—	(191.7)

	1,579.0	—	1,579.0

Net revenues	2,345.5	(725.3)	1,620.2

Operating expenses
Interactive Entertainment - Direct
Platform fees	212.0	(212.0)	—
Casino Properties and Developments - Direct
Casino	546.1	—	546.1
Food and beverage	125.3	—	125.3
Rooms	82.9	—	82.9
Property, general, administrative and other	766.6	(270.0)	496.6
Write-downs, reserves and project opening costs, net of recoveries	12.1	(0.1)	12.0
Management fees to related parties	55.9	—	55.9
Depreciation and amortization	177.8	(29.2)	148.6
Impairment of goodwill, tangible and other intangible assets	1.0	—	1.0
Change in fair value of contingently issuable non-voting membership units	(117.2)	117.2	—

Total operating expenses	1,862.5	(394.1)	1,468.4

Income from operations	483.0	(331.2)	151.8
Interest expense, net of interest capitalized	(196.1)	0.7	(195.4)
Other income, net	3.9	—	3.9

Income/(loss) before (provision for)/benefit from income taxes	290.8	(330.5)	(39.7)
(Provision for)/benefit from income taxes	(61.9)	66.2	4.3

Net income/(loss)	228.9	(264.3)	(35.4)
Less: net (income)/loss attributable to non-controlling interests	(7.1)	20.2	13.1

Net income/(loss) attributable to Caesars Growth Partners, LLC	$221.8	$(244.1)	$(22.3)

CAESARS GROWTH PARTNERS, LLC

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)

(In millions)

	Historical CGP	Pro Forma Adjustments (Note 2)	Pro Forma CGP
Revenues
Interactive Entertainment
Social and mobile games	$549.1	$(549.1)	$—
WSOP and online real money gaming	37.7	—	37.7

	586.8	(549.1)	37.7

Casino Properties and Developments
Casino	799.9	—	799.9
Food and beverage	245.5	—	245.5
Rooms	258.4	—	258.4
Other	156.6	—	156.6
Less: casino promotional allowances	(179.6)	—	(179.6)

	1,280.8	—	1,280.8

Net revenues	1,867.6	(549.1)	1,318.5

Operating expenses
Interactive Entertainment - Direct
Platform fees	166.1	(166.1)	—
Casino Properties and Developments - Direct
Casino	448.3	—	448.3
Food and beverage	118.0	—	118.0
Rooms	72.0	—	72.0
Property, general, administrative and other	719.2	(240.7)	478.5
Write-downs, reserves and project opening costs, net of recoveries	53.1	—	53.1
Management fees to related parties	37.0	—	37.0
Depreciation and amortization	143.0	(27.8)	115.2
Impairment of goodwill, tangible and other intangible assets	147.5	—	147.5
Change in fair value of contingently issuable non-voting membership units	38.7	(38.7)	—
Change in fair value of contingent consideration	32.7	(32.7)	—

Total operating expenses	1,975.6	(506.0)	1,469.6

Loss from operations	(108.0)	(43.1)	(151.1)
Interest expense, net of interest capitalized	(172.9)	2.1	(170.8)
Interest income - related party	119.2	—	119.2
Impairment of investment in notes from related party	(63.5)	—	(63.5)
Gain on sale of investment in notes from related party	99.4	—	99.4
Loss on extinguishment of debt	(23.8)	—	(23.8)
Other income, net	0.9	(0.9)	—

Loss from continuing operations before (provision for)/benefit from income taxes	(148.7)	(41.9)	(190.6)
(Provision for)/benefit from income taxes	(48.9)	51.8	2.9

Loss from continuing operations	(197.6)	9.9	(187.7)

Discontinued operations
Loss from discontinued operations, including $1.4 million of gain on disposal	(15.7)	—	(15.7)
Benefit from income taxes related to discontinued operations	0.1	—	0.1

Loss from discontinued operations	(15.6)	—	(15.6)

Net loss	(213.2)	9.9	(203.3)
Less: net loss attributable to non-controlling interests	33.0	(4.5)	28.5

Net loss attributable to Caesars Growth Partners, LLC	$(180.2)	$5.4	$(174.8)

CAESARS GROWTH PARTNERS, LLC

PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

OCTOBER 22, 2013 THROUGH DECEMBER 31, 2013

(UNAUDITED)

(In millions)

	Historical CGP	Pro Forma Adjustments (Note 2)	Pro Forma CGP
Revenues
Interactive Entertainment
Social and mobile games	$70.4	$(70.4)	$—
WSOP and online real money gaming	3.6	—	3.6

	74.0	(70.4)	3.6

Casino Properties and Developments
Casino	132.8	—	132.8
Food and beverage	37.7	—	37.7
Rooms	45.0	—	45.0
Other	21.3	—	21.3
Less: casino promotional allowances	(33.6)	—	(33.6)

	203.2	—	203.2

Net revenues	277.2	(70.4)	206.8

Operating expenses
Interactive Entertainment - Direct
Platform fees	22.3	(22.3)	—
Casino Properties and Developments - Direct
Casino	69.8	—	69.8
Food and beverage	15.9	—	15.9
Rooms	12.1	—	12.1
Property, general, administrative and other	124.1	(32.5)	91.6
Write-downs, reserves and project opening costs, net of recoveries	3.9	—	3.9
Management fees to related parties	2.2	—	2.2
Depreciation and amortization	21.1	(3.6)	17.5
Change in fair value of contingently issuable non-voting membership units	138.7	(138.7)	—
Change in fair value of contingent consideration	2.9	(2.9)	—

Total operating expenses	413.0	(200.0)	213.0

Loss from operations	(135.8)	129.6	(6.2)
Interest expense, net of interest capitalized	(16.3)	0.3	(16.0)
Interest income - related party	35.8	—	35.8
Loss on extinguishment of debt	(0.9)	(0.2)	(1.1)

(Loss)/income from continuing operations before (provision for)/benefit from income taxes	(117.2)	129.7	12.5
(Provision for)/benefit from income taxes	(7.1)	11.7	4.6

(Loss)/income from continuing operations	(124.3)	141.4	17.1

Discontinued operations
Loss from discontinued operations	(0.4)	—	(0.4)
Benefit from income taxes related to discontinued operations	—	—	—

Loss from discontinued operations	(0.4)	—	(0.4)

Net (loss)/income	(124.7)	141.4	16.7
Less: net loss attributable to non-controlling interests	4.6	(0.9)	3.7

Net (loss)/income attributable to Caesars Growth Partners, LLC	$(120.1)	$140.5	$20.4

CAESARS GROWTH PARTNERS, LLC

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Note 1 — Description of Transactions

Caesars Acquisition Company (the “Company,” “CAC,” “we,” “our” and “us”), a Delaware corporation, was formed on February 25, 2013 to make an equity investment in Caesars Growth Partners, LLC (“CGP”), a joint venture between CAC and subsidiaries of Caesars Entertainment Corporation (“CEC” or “Caesars Entertainment”), and following the transactions described below, directly owns 100% of the voting membership units of CGP, a Delaware limited liability company. CGP was formed on July 16, 2013 for the purpose of acquiring certain businesses and assets of Caesars Entertainment and to pursue high-growth operating assets.

On October 21, 2013, the joint venture was formed between subsidiaries of Caesars Entertainment and CAC through the execution of the series of transactions described below (which are collectively referred to as the “Formation Transactions”):

(i)	The Class A common stock of CAC was made available via a subscription rights offering by Caesars Entertainment to its shareholders as of October 17, 2013 (the “Rights Offering”), whereby each subscription right entitled its holder to purchase from CAC one share of CAC’s Class A common stock or the right to retain such subscription right;

(ii)	Affiliates of Apollo Global Management, LLC (“Apollo”) and affiliates of TPG Global, LLC (“TPG” and, together with Apollo, the “Sponsors”) exercised their basic subscription rights in full and purchased $457.8 million worth of CAC’s Class A common stock at a price of $8.64 per whole share;

(iii)	CAC used the proceeds from the exercise of the basic subscription rights in clause (ii) above to purchase 100% of the voting units of CGP;

(iv)	CGP subsequently used $360.0 million of the proceeds received from CAC in clause (iii) above to purchase from Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority-owned subsidiary of Caesars Entertainment (we refer to the following assets as the “Purchased Assets”):

a.	the equity interests of PHWLV, LLC (“PHWLV”), which holds the Planet Hollywood Resort & Casino in Las Vegas (“Planet Hollywood”);

b.	the equity interests of Caesars Baltimore Investment Company, LLC (the “Maryland Joint Venture”), the entity that indirectly holds interests in the owner of the Horseshoe Baltimore Casino (“Horseshoe Baltimore”) in Maryland, a licensed casino that opened in August 2014; and

c.	a 50% interest in the management fee revenues of PHW Manager, LLC (“PHW Manager”), which manages Planet Hollywood, and Caesars Baltimore Management Company LLC, which manages Horseshoe Baltimore.

(v)	Caesars Entertainment contributed all of the shares of Caesars Interactive Entertainment, Inc.’s (“Caesars Interactive” or “CIE”) outstanding common stock held by a subsidiary of Caesars Entertainment and approximately $1.1 billion in aggregate principal amount of senior notes held by a subsidiary of Caesars Entertainment (the “CEOC Notes” and, together with the shares of CIE, the “Contributed Assets”) to CGP, in exchange for all of CGP’s non-voting units.

Prior to the consummation of the Transactions, Planet Hollywood was owned by PHW Las Vegas, LLC (“PHW Las Vegas”). On October 21, 2013, in connection with and prior to the closing of the Transactions, PHW Las Vegas contributed and assigned to PHWLV, a wholly-owned subsidiary of PHW Las Vegas, and PHWLV accepted and assumed from PHW Las Vegas, all of the assets and liabilities of PHW Las Vegas, including Planet Hollywood.

JCC Holding Company II, LLC and its subsidiaries (collectively known as “Harrah’s New Orleans”), 3535 LV Corporation (formerly known as “The Quad” and recently rebranded as “The LINQ Hotel & Casino”), indirect subsidiaries of Parball Corporation (collectively known as “Bally’s Las Vegas”) and Corner Investment Company, LLC and its subsidiaries, (collectively known as “The Cromwell”) were direct wholly-owned subsidiaries of CEOC.

On May 5, 2014, Caesars Growth Properties Holdings, LLC (“CGPH,” an indirect, wholly-owned subsidiary of CGP), acquired through one or more subsidiaries (i) The Cromwell, The LINQ Hotel & Casino, and Bally’s Las Vegas, (ii) 50% of the ongoing management fees and any termination fees payable under the property management agreements entered between a property manager and the owners of each of these properties, and (iii) certain intellectual property that is specific to each of these properties. On May 5, 2014, CGP contributed the equity interests of PHWLV and a 50% interest in the management fee revenues of PHW Manager to CGPH.

On May 20, 2014, CGPH through one or more subsidiaries acquired (i) Harrah’s New Orleans, (ii) 50% of the ongoing management fees and any termination fees payable under the Louisiana property management agreement entered between a property manager and the owners of Harrah’s New Orleans and (iii) certain intellectual property that is specific to Harrah’s New Orleans.

On September 23, 2016, CIE completed the previously announced sale of CIE’s social and mobile games business (the “SMG Business”), pursuant to the Stock Purchase Agreement by and among CIE, Alpha Frontier Limited (the “Purchaser”), a Cayman Islands exempted company and, solely for certain limited purposes described therein, CGP and CIE Growth, LLC, a Delaware limited liability company, dated as of July 30, 2016 (the “Sale”).

Note 2 — Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Financial Information are as follows:

(a)	The deconsolidation and disposal of the SMG Business assets and liabilities (including intercompany balances with CGP and its remaining consolidated entities) at their carrying amounts included in CGP’s balance sheet as of June 30, 2016.

(b)	The deconsolidation and disposal of the SMG Business statements of operations (including intercompany transactions with CGP and its remaining consolidated entities) included in CGP’s statements of operations for the six month period ended June 30, 2016, for the years ended December 31, 2015 and 2014, and for the period from October 22, 2013 through December 31, 2013.

(c)	The removal from CGP’s statements of operations of the expense recognized as a result of changes in the fair value of CGP’s obligation to issue additional non-voting membership units to Caesars Entertainment. Pursuant to the terms of the CGP Operating Agreement, in conjunction with CGP’s acquisition of CIE from Caesars Entertainment, CGP was obligated to issue additional non-voting membership units to Caesars Entertainment to the extent that the earnings from a specified portion of CIE’s SMG Business exceeded a pre-determined threshold amount in 2015.

(d)	Proceeds of $4.4 billion received from the Sale have been reflected as Restricted cash, after deducting appropriate amounts representing the following disbursements from those cash proceeds: (i) transaction expenses that were paid at or within three business days following the closing, (ii) amounts paid to CIE’s minority shareholders, including CIE management and Rock Gaming, LLC amounts that are then payable and (iii) appropriate Taxes, as discussed below.

(e)	Taxes represent the net income tax liability of (1) CAC with respect to the SMG Business sale (including the pre-closing restructuring), after taking into account any available tax attributes of CAC, (2) each equity holder of CIE that continues to be an equity holder of CIE following the closing (other than CIE Growth, LLC) and does not otherwise receive cash proceeds in an amount sufficient to cover its tax liability in connection with the CIE Transaction (including the pre-closing restructuring), and (3) the corporate income tax liability of CIE with respect to the Sale (including the pre-closing restructuring). The aggregate tax liability is currently estimated to be $266.0 million, and has been included as a pro forma adjustment within Accrued expenses and other current liabilities in the June 30, 2016 balance sheet.

(f)	Transaction expenses of $57.9 million represent third party transaction costs, including investment banking and legal fees, incurred by CIE in connection with the Sale. These expenses were paid upon the closing of the Sale using proceeds from the Sale.

(g)	The tax impacts in the pro forma adjustments include a $21.2 million debit in Deferred charges and other, the reversal of the deferred tax assets of $11.5 million and the reversal of deferred tax liabilities of $1.9 million with an offset of these adjustments to Retained earnings. These adjustments are the result of the remaining businesses of CIE converting to a Limited Liability Company.

(h)	Payables due to CIE’s shareholders in excess of the amounts described in Note (d), which are scheduled to be paid in a future period, are reflected as an adjustment of $14.3 million to Accrued expenses and other current liabilities, $64.1 million reflected as Deferred credits and other with an offset of $78.4 million to Additional paid-in capital.

(i)	Gain recognized from the Sale of $4.1 billion reflected as an adjustment to Retained earnings.

INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION OF

PREDECESSOR GROWTH PARTNERS

Page
Explanatory Note	11
Pro Forma Combined Condensed Statement of Operations for the period from January 1, 2013 to October 21, 2013	12
Notes to Pro Forma Combined Condensed Financial Statements	13

EXPLANATORY NOTE

The assets and entities that were acquired by or contributed to Caesars Growth Partners LLC (“CGP”) in connection with the Formation Transactions (as defined in Note 1 of Predecessor Growth Partners’ Notes to Pro Forma Combined Condensed Financial Statement) are considered to be the predecessor to Caesars Acquisition Company (the “Company”).

On September 23, 2016, Caesars Interactive Entertainment, Inc. (“CIE”), a Delaware corporation, an indirect subsidiary of CGP, completed the previously announced sale of CIE’s social and mobile games business (the “SMG Business”), pursuant to the Stock Purchase Agreement by and among CIE, Alpha Frontier Limited (the “Purchaser”), a Cayman Islands exempted company and, solely for certain limited purposes described therein, CGP and CIE Growth, LLC, a Delaware limited liability company, dated as of July 30, 2016 (the “Sale”).

The following unaudited pro forma financial information includes the combined condensed statement of operations of Predecessor Growth Partners for the period from January 1, 2013 through October 21, 2013 and illustrates the results of operations of Predecessor Growth Partners as if the Sale had occurred on January 1, 2013 and were carried forward through the aforementioned period presented.

The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not intended to represent or be indicative of Predecessor Growth Partners’ results of operations that would have been reported had the Sale been completed as of the date presented. The pro forma adjustments were prepared as of September 23, 2016 based on information available at the time of preparation and reflect certain assumptions that Predecessor Growth Partners believes are reasonable under the circumstances. Accordingly, the pro forma adjustments are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates. The following unaudited pro forma combined condensed financial information should be read in conjunction with Predecessor Growth Partners’ historical audited combined financial statements and the accompanying notes thereto, which are included in Caesars Acquisition Company’s Annual Report on Form 10-K for the period ending December 31, 2015.

PREDECESSOR GROWTH PARTNERS

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

JANUARY 1, 2013 THROUGH OCTOBER 21, 2013

(UNAUDITED)

(In millions)

	Historical Predecessor Growth Partners	Pro Forma Adjustments (Note 2)	Pro Forma Predecessor Growth Partners
Revenues
Interactive Entertainment
Social and mobile games	$232.3	$(232.3)	$—
WSOP and online real money gaming	10.3	—	10.3

	242.6	(232.3)	10.3

Casino Properties and Developments
Casino	530.7	—	530.7
Food and beverage	162.9	—	162.9
Rooms	196.0	—	196.0
Other	72.7	—	72.7
Less: casino promotional allowances	(126.7)	—	(126.7)

	835.6	—	835.6

Net revenues	1,078.2	(232.3)	845.9

Operating expenses
Interactive Entertainment - Direct
Platform fees	72.5	(72.5)	—
Casino Properties and Developments - Direct
Casino	271.2	—	271.2
Food and beverage	73.8	—	73.8
Rooms	54.8	—	54.8
Property, general, administrative and other	333.1	(89.2)	243.9
Write-downs, reserves and project opening costs, net of recoveries	15.6	—	15.6
Management fees to related parties	14.2	—	14.2
Depreciation and amortization	80.5	(13.8)	66.7
Change in fair value of contingent consideration	50.0	(50.0)	—

Total operating expenses	965.7	(225.5)	740.2

Income from operations	112.5	(6.8)	105.7
Interest expense, net of interest capitalized	(61.0)	—	(61.0)
Interest income - related party	138.5	—	138.5
Loss on extinguishment of debt	(0.7)	—	(0.7)
Other income, net	0.5	0.4	0.9

Income before provision for income taxes	189.8	(6.4)	183.4
Provision for income taxes	(68.0)	(5.8)	(73.8)

Net income	121.8	(12.2)	109.6
Less: net loss attributable to non-controlling interests	5.1	—	5.1

Net income attributable to Predecessor Growth Partners	$126.9	$(12.2)	$114.7

PREDECESSOR GROWTH PARTNERS

NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 — Description of Transactions

Caesars Acquisition Company (the “Company,” “CAC,” “we,” “our” and “us”), a Delaware corporation, was formed on February 25, 2013 to make an equity investment in Caesars Growth Partners, LLC (“CGP”), a joint venture between CAC and subsidiaries of Caesars Entertainment Corporation (“CEC” or “Caesars Entertainment”), and following the transactions described below, directly owns 100% of the voting membership units of CGP, a Delaware limited liability company. CGP was formed on July 16, 2013 for the purpose of acquiring certain businesses and assets of Caesars Entertainment and to pursue high-growth operating assets.

On October 21, 2013, the joint venture was formed between subsidiaries of Caesars Entertainment and CAC through the execution of the series of transactions described below (which are collectively referred to as the “Formation Transactions”):

(i)	The Class A common stock of CAC was made available via a subscription rights offering by Caesars Entertainment to its shareholders as of October 17, 2013 (the “Rights Offering”), whereby each subscription right entitled its holder to purchase from CAC one share of CAC’s Class A common stock or the right to retain such subscription right;

(ii)	Affiliates of Apollo Global Management, LLC (“Apollo”) and affiliates of TPG Global, LLC (“TPG” and, together with Apollo, the “Sponsors”) exercised their basic subscription rights in full and purchased $457.8 million worth of CAC’s Class A common stock at a price of $8.64 per whole share;

(iii)	CAC used the proceeds from the exercise of the basic subscription rights in clause (ii) above to purchase 100% of the voting units of CGP;

(iv)	CGP subsequently used $360.0 million of the proceeds received from CAC in clause (iii) above to purchase from Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority-owned subsidiary of Caesars Entertainment (we refer to the following assets as the “Purchased Assets”):

a.	the equity interests of PHWLV, LLC (“PHWLV”), which holds the Planet Hollywood Resort & Casino in Las Vegas (“Planet Hollywood”);

b.	the equity interests of Caesars Baltimore Investment Company, LLC (the “Maryland Joint Venture”), the entity that indirectly holds interests in the owner of the Horseshoe Baltimore Casino (“Horseshoe Baltimore”) in Maryland, a licensed casino that opened in August 2014; and

c.	a 50% interest in the management fee revenues of PHW Manager, LLC (“PHW Manager”), which manages Planet Hollywood, and Caesars Baltimore Management Company LLC, which manages Horseshoe Baltimore.

(v)	Caesars Entertainment contributed all of the shares of Caesars Interactive Entertainment, Inc.’s (“CIE” or “Caesars Interactive”) outstanding common stock held by a subsidiary of Caesars Entertainment and approximately $1.1 billion in aggregate principal amount of senior notes held by a subsidiary of Caesars Entertainment (the “CEOC Notes” and, together with the shares of CIE, the “Contributed Assets”) to CGP, in exchange for all of CGP’s non-voting units.

Prior to the consummation of the Transactions, Planet Hollywood was owned by PHW Las Vegas, LLC (“PHW Las Vegas”). On October 21, 2013, in connection with and prior to the closing of the Transactions, PHW Las Vegas contributed and assigned to PHWLV, a wholly-owned subsidiary of PHW Las Vegas, and PHWLV accepted and assumed from PHW Las Vegas, all of the assets and liabilities of PHW Las Vegas, including Planet Hollywood.

On May 5, 2014, CGP contributed the equity interests of PHWLV to Caesars Growth Properties Holdings, LLC (the “Borrower” or “CGPH”), a subsidiary of CGP. JCC Holding Company II, LLC and its subsidiaries (collectively known as “Harrah’s New Orleans”), 3535 LV Corp. (formerly known as “The Quad” and recently rebranded as “The LINQ Hotel & Casino”), indirect subsidiaries of Parball Corporation (collectively known as “Bally’s Las Vegas”) and Corner Investment

Company, LLC and its subsidiaries, (collectively known as “The Cromwell”) were direct wholly-owned subsidiaries of CEOC, which is a majority-owned subsidiary of CEC. On May 5, 2014, CGPH through one or more subsidiaries acquired (i) The Cromwell, The LINQ Hotel & Casino, and Bally’s Las Vegas, (ii) 50% of the ongoing management fees and any termination fees payable under the property management agreements entered between a property manager and the owners of each of these properties and (iii) certain intellectual property that is specific to each of these properties.

On May 20, 2014, CGPH through one or more subsidiaries acquired (i) Harrah’s New Orleans, (ii) 50% of the ongoing management fees and any termination fees payable under the Louisiana property management agreement entered between a property manager and the owners of Harrah’s New Orleans and (iii) certain intellectual property that is specific to Harrah’s New Orleans.

Note 2 — Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Financial Information include the deconsolidation of the SMG Business statement of operations (including intercompany transactions with Predecessor Growth Partners) included in Predecessor Growth Partners statement of operations for the period from January 1, 2013 through October 21, 2013.